STATEMENT OF OPERATIONS (USD $)	3 Months Ended		37 Months Ended
	Mar. 31, 2015	Mar. 31, 2014	Mar. 31, 2015
Net E-Commerce service revenue (Note 5)	$ 0	$ 0	$ 6,731
Less – Net E-Commerce service cost	0	0	3,010
Gross Margin	0	0	3,721
Expenses
General and administrative	0	194	4,397
Legal, organization and related expenses	532	979	8,721
Professional fees	0	1,500	2,800
Total Expenses	532	2,673	15,918
Net Profit (Loss)	$ (532)	$ (2,673)	$ (12,197)
Basic profit (loss) per share (in Dollars per share)	$ 0.00	$ 0.00	$ 0.00
Basic weighted average number of shares outstanding (in Shares)	185,740,000	40,575,889	185,740,000